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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of Earliest Event Reported)
                                  May 31, 2002

                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-18217               33-0378756
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)       Identification No.)

                      945 East Paces Ferry Road, Suite 1475
                                Atlanta, GA 30326
                                 (404) 364-8000
               (Address of principal executive offices, zip code,
                     telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

a. On May 31, 2002, Transcend Services, Inc. (the "Company") sold certain assets and the operations of Cascade Health Information Software, Inc ("Cascade"), a wholly owned subsidiary of the Company, to QuadraMed Operating Corporation ("QuadraMed") for $1,250,000, payable in cash and the assumption of certain liabilities of Cascade, all pursuant to an Asset Purchase Agreement dated May 31, 2002, by and among the parties to the transaction (the "Agreement"). QuadraMed's performance and observance of all of the terms, conditions and covenants of the Agreement are unconditionally and irrevocably guaranteed by QuadraMed Corporation (Nasdaq: QMDC). The assets sold included, among other items, intellectual property and contract rights related to Cascade's operations, trade accounts receivable, prepaid expenses and computer equipment. QuadraMed assumed the obligations under the acquired contract rights, accounts payable and accrued liabilities. The sale price was determined by arms-length negotiation. There is no material relationship between QuadraMed and the Company or any Executive Officer or Director of the Company.

        The foregoing description of the sale of Cascade and the Asset Purchase Agreement is qualified in its entirety by reference to the terms of the Asset Purchase Agreement attached as Exhibit 2.8 to this Report.

b.      Not applicable.

Item 7. Financial Statements and Exhibits.

a.      Not applicable.

b.      Pro forma financial information.

        (1) Exhibit 99.1 - Transcend Services, Inc. Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2002; Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002; and Notes to the Pro Forma Consolidated Condensed Financial Statements.

        (2)    Not applicable.

c.      Exhibits.

        Exhibit 2.8 - Asset Purchase Agreement dated as of May 31, 2002 by and among QuadraMed Operating Corporation, as Buyer, and Transcend Services, Inc. and Cascade Health Information Software, Inc., as Sellers.

        Exhibit 99.1 - Transcend Services, Inc. Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2002; Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002; and Notes to the Pro Forma Consolidated Condensed Financial Statements.

        Exhibit 99.2 - Press Release announcing the sale of Cascade.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSCEND SERVICES, INC.


                                          By: /s/ Larry G. Gerdes
                                              ----------------------------------
                                          Larry G. Gerdes,
                                          President, Chief Executive Officer,
                                          Chief Financial Officer and
                                          Chief Accounting Officer
                                          (Principal Executive, Financial and
                                          Accounting Officer)


Dated: June 14, 2002

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                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------                              -----------
  2.8 Asset Purchase Agreement dated as of May 31, 2002 by and among QuadraMed Operating Corporation, as Buyer, and Transcend Services, Inc. and Cascade Health Information Software, Inc., as Sellers.
  99.1       Transcend Services, Inc. Pro Forma Consolidated Condensed
             Balance Sheet as of March 31, 2002; Pro Forma Consolidated Condensed Statements of Operations for the year ended December
             31, 2001 and the three months ended March 31, 2002; and Notes to the Pro Forma Consolidated Condensed Financial Statements.
  99.2       Press Release announcing the sale of Cascade.